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                                                                     EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in Post-Effective Amendment No. 3 to the Form 10-SB of our report dated February 26, 1999, relating to the consolidated financial statements of Communitronics of America, Inc., which is contained therein.


Mobile, Alabama                       GARNER PRICHARD & MIDDLETON, P.C.
July 14, 2000